Exhibit 99.3 Investor Presentation Fourth Quarter 2024 March 13, 2025

Disclaimer Forward-Looking Statements This presentation dated March 13, 2025 includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this press release, including statements concerning Duluth Trading's plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein including statements under the heading “Fiscal 2025 Financial Guidance” are forward-looking statements. You can identify forward-looking statements by the use of words such as “may,” ”might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “believe,” “estimate,” “project,” “target,” “predict,” “intend,” “future,” “budget,” “goals,” “potential,” “continue,” “design,” “objective,” “forecasted,” “would” and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 22, 2024 and other factors as may be periodically described in Duluth Trading’s subsequent filings with the SEC. These risks and uncertainties include, but are not limited to, the following: the impact of inflation and measures to control inflation on our results of operations; the prolonged effects of economic uncertainties on store and website traffic and disruptions to our distribution network, supply chains and operations; failure to effectively manage inventory levels; our ability to maintain and enhance a strong brand and sub-brand image; adapting to declines in consumer confidence, inflation and decreases in consumer spending; disruptions in our e-commerce platform; effectively adapting to new challenges associated with our expansion into new geographic markets; our ability to meet customer delivery time expectations; natural disasters, unusually adverse weather conditions, boycotts, prolonged public health crises, epidemics or pandemics and unanticipated events; generating adequate cash from our existing stores and direct sales to support our growth; the impact of changes in corporate tax regulations and sales tax; identifying and responding to new and changing customer preferences; the success of the locations in which our stores are located; effectively relying on sources for merchandise located in foreign markets; transportation delays and interruptions, including port congestion; inability to timely and effectively obtain shipments of products from our suppliers and deliver merchandise to our customers; the inability to maintain the performance of a maturing store portfolio; our inability to deploy marketing tactics to strengthen brand awareness and attract new customers in a cost effective manner; our ability to successfully open new stores; competing effectively in an environment of intense competition; our ability to adapt to significant changes in sales due to the seasonality of our business; price reductions or inventory shortages resulting from failure to purchase the appropriate amount of inventory in advance of the season in which it will be sold; the potential for further increases in price and availability of raw materials; our dependence on third-party vendors to provide us with sufficient quantities of merchandise at acceptable prices; the susceptibility of the price and availability of our merchandise to international trade conditions; failure of our vendors and their manufacturing sources to use acceptable labor or other practices; our dependence upon key executive management or our inability to hire or retain the talent required for our business; increases in costs of fuel or other energy, transportation or utility costs and in the costs of labor and employment; failure of our information technology systems to support our current and growing business, before and after our planned upgrades; disruptions in our supply chain and fulfillment centers; our inability to protect our trademarks or other intellectual property rights; infringement on the intellectual property of third parties; acts of war, terrorism or civil unrest; the impact of governmental laws and regulations and the outcomes of legal proceedings; changes in U.S. and non-U.S. laws affecting the importation and taxation of goods, including imposition of unilateral tariffs on imported goods; our ability to secure the personal and/or financial information of our customers and employees; our ability to comply with the security standards for the credit card industry; our failure to maintain adequate internal controls over our financial and management systems; acquisition, disposition, and development risks; and other factors that may be disclosed in our SEC filings or otherwise. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. 2

Disclaimer Non-GAAP Measurements Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and Free Cash Flow. See Appendix Table “Adjusted EBITDA,” for a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA and “Free Cash Flow” for a reconciliation of Net cash provided by operating activities to Free Cash Flow. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items, such as stock-based compensation. Management believes Free Cash Flow is a useful measure of performance as an indication of an organization’s financial strength and provides additional perspective on the ability to efficiently use capital in executing growth strategies. Free Cash Flow is used to facilitate a comparison of operating performance on a consistent basis from period-to-period and the ability to generate cash. Free Cash Flow is defined as net cash provided by operating activities less purchase of property and equipment and capital contributions towards build-to-suit stores. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of ongoing operations. While the Company’s management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company’s GAAP financial results and should be read in conjunction with those GAAP results. 3

OUR GREATER PURPOSE “Celebrating the can-do spirit by enabling anyone who takes on life with their own two hands.” OUR MISSION STATEMENT “We build high-quality, solution-based products for work, play and every day. We craft our raw materials – unique brands, durable products, standout customer service, and a No Bull Guarantee – into industry-leading consumer experiences. Job done right means we never forget that “there’s gotta be a better way.”

Secret Sauce Better Brands A brood of sub-brands all bonded by the belief that you can accomplish anything that you put your own mind and own two hands to Better Innovation Long, colorful history of product innovation and solution-based design Better Marketing Distinctive marketing made to break through the clutter and drive buying Better Customer Experiences Outstanding and engaging customer experience 6

FINANCIAL REVIEW

Year Ended February 2, 2025 Summary ● Net sales of $626.6 million compared to $646.7 million in the prior year ● Net loss of $43.6 million and adjusted net 1 loss of $23.6 million, compared to net loss of $9.9 million in prior-year. ○ Adjusted net loss of $23.6 million excludes $7.7 million of restructuring expense, $11.8 million valuation allowance on our deferred tax assets and $3.0 million of software impairment ● EPS of ($1.31) and Adjusted EPS of ($0.71) 2 ● Adjusted EBITDA of $14.6 million; reflects 2.3% of net sales 1 See Reconciliation of net loss to adjusted net loss and adjusted net loss to adjusted EPS on slide 19 2 See Reconciliation of net loss to EBITDA and EBITDA to Adjusted EBITDA on slide 18 8

44.1% 8.5% 3.5% 2.8% (0.6%) Three Months Ended February 2, 2025 (1.8%) (10.1%) (59.1%) Margin Margin Margin 48.2% 1,2 3,4 Net Sales Gross Profit Adjusted EBITDA Adjusted Net Loss ($ in millions) ($ in millions) ($ in millions) ($ in millions) 1 Adjusted to reflect the add-back of long-term incentive, restructuring, and impairment expenses 2 See Reconciliation of net loss to EBITDA and EBITDA to Adjusted EBITDA on slide 18 3 Excludes net income (loss) attributable to noncontrolling interest. 4 See Reconciliation of net loss to adjusted net loss on slide 19 9

49.2% 5.1% 2.3% (1.5)% (3.8)% Twelve Months Ended February 2, 2025 (3.1%) (5.1%) (55.2)% Margin Margin Margin 50.3% 1,2 3,4 Net Sales Gross Profit Adjusted EBITDA Adjusted Net Loss ($ in millions) ($ in millions) ($ in millions) ($ in millions) 1 Adjusted to reflect the add-back of long-term incentive, restructuring, and impairment expenses. 2 See Reconciliation of net loss to EBITDA and EBITDA to Adjusted EBITDA on slide 18 3 Excludes net income (loss) attributable to noncontrolling interest. 4 See Reconciliation of net loss to adjusted net loss on slide 19 10

Strong Balance Sheet, Liquidity and Free Cash Flow 1,2 3 Debt to Capital Free Cash Flow (Full Year Ended) ($ in millions) As of February 2, 2025 Cash $3.3 Debt: Line of Credit $0.0 Term Loan $0.0 Total Debt $0.0 Total Shareholders’ Equity $182.7 Total Capitalization $186.0 Debt to Capital ratio 0.0% 1 Debt balances do not include TRI Holdings, LLC, a variable interest entity that is consolidated for reporting purposes 2 The Credit Agreement matures on July 8, 2027 and provides for borrowings of up to $100.0 million that are available under a revolving senior credit facility. 3 See Reconciliation of Free Cash Flow on slide 18 11

Fiscal 2025 Financial Guidance ($ in millions) 2024 2025 Guidance Reconciliation to 2025 Forecasted Adj. EBITDA Fiscal Year Ended February 1, 2026 Net $626.6 $570 to $595 (9.0)% to (5.0)% Sales Forecasted ($ in millions) Low High Net Loss $(26.8) $(21.5) (+) Depreciation and amortization 30.3 30.3 Adj. $14.6 $20 to $25 37.0% to 71.2% EBITDA (+) Amortization of internal-use software hosting subscription implementation 5.0 5.0 costs 1 CAPEX $17.4 ~$20 (+) Interest expense 6.0 5.7 (+) Income tax expense 0.8 0.8 EBITDA $15.3 $20.3 (+) Long-term incentive expense 4.7 4.7 Adjusted EBITDA $20.0 $25.0 1 2024 and 2025 inclusive of software hosting implementation costs, fund store openings and system infrastructure which are included in Prepaid expenses & other current assets on the Company’s Consolidated Balance Sheets. 12

Net Sales and Adjusted EBITDA 1 Adjusted to reflect the add-back of long-term incentive, restructuring, and impairment expenses. 13

Capital Expenditures 4 New Salt Lake 15 New 2 New Adairsville FC Stores Stores City FC Stores 1 New Website Technology Roadmap Store re-platform 14 Initiatives Capital Expenditures ($ in millions)

Big Dam Blueprint Growth Drivers 1. Lead With a Digital Mindset 2. Intensify Our Efforts to Optimize Our Owned DTC Channels 3. Evolve the Company’s Platform to Grow Into a Multi-brand and Multi-channel Business 4. Prioritize Test and Learn to Unlock Long-term Growth 5. Future Proof the Business Through Investments in Capabilities and Infrastructure 16

THANK YOU

Appendix Reconciliation to 2024 Adjusted EBITDA and Free Cash Flow Adjusted EBITDA Free Cash Flow 3 Months Ended 12 Months Ended 12 Months Ended Feb 2, Jan 28, Feb 2, Jan 28, Feb 2, Jan 28, ($ in millions) ($ in millions) 2025 2024 2025 2024 2025 2024 Net cash used in operating Net loss $(5.6) $6.8 $(43.6) $(9.9) $(16.9) $38.7 activities (+) Depreciation and Purchases of property and 7.6 8.7 31.1 32.2 (8.3) (49.1) amortization equipment (+) Amortization of Free Cash Flow (non-GAAP) $(25.2) $(10.4) internal-use software hosting 1.4 1.3 5.3 4.9 subscription implementation costs (+) Interest expense 1.3 1.1 4.6 4.2 (+) Income tax expense 0.0 2.0 2.4 (2.9) (benefit) EBITDA $4.7 $20.0 $(0.3) $28.5 (+) Long-term incentive 0.8 0.9 4.2 4.2 expense (+) Restructuring expenses — — 7.7 — (+) Impairment expense 3.0 — 3.0 — Adjusted EBITDA $8.5 $20.9 $14.6 $32.7 18

Appendix Reconciliation to 2024 Adjusted Net Loss Adjusted Net Loss 3 Months Ended 12 Months Ended ($ in millions) Feb 2, 2025 Feb 2, 2025 Amount Per share Amount Per share Net loss $(5.6) $(0.17) $(43.7) $(1.31) (+) Restructuring expenses — — 7.7 0.23 (+) Impairment expenses 3.0 0.09 3.0 0.09 Income tax effect of restructuring & sales (0.7) (0.02) (2.5) (0.07) tax Adjusted net loss before valuation allowance $(3.3) $(0.10) $(35.4) $(1.06) (+) Valuation allowance 1.8 0.05 11.8 0.36 Adjusted Net Loss $(1.5) $(0.04) $(23.6) $(0.71) 19